                                                                    Exhibit 10.2

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


     THIS REGISTRATION RIGHTS AGREEMENT ("Registration Rights Agreement"),
                                          -----------------------------
entered into as of __________ 1997, between [________________], with offices at [_______________________________] (the "Purchaser"), and Borland International,
                                        ---------
Inc., a Delaware corporation, with offices at 100 Borland Way, P.O. Box 660001, Scotts Valley, California 95066-3249 (the "Company").
                                            -------

                              W I T N E S S E T H:

     WHEREAS, pursuant to a Convertible Securities Subscription Agreement, dated as of June 26, 1997 (the "Agreement"), by and between the Company and the
                          ---------
Purchaser, the Company has agreed to sell and the Purchaser has agreed to purchase certain shares of the Company's Series B Convertible Preferred Stock, $.01 par value (the "Preferred Stock") convertible into shares of the Company's
                     ---------------
Common Stock, $.01 par value (the "Common Stock").  The rights and preferences
                                   ------------
of the Preferred Stock, including the terms on which the Preferred Stock may be converted into Common Stock, are set forth in the Certificate of Designation, Preference and Rights of the Series B Convertible Preferred Stock (the

"Certificate of Designation").  The Company has further agreed, pursuant to the
------------ -- -----------
Agreement and under the circumstances provided therein, to issue Warrants to purchase additional shares of Common Stock ("Warrants"). The shares of Common
                                             --------
Stock issuable upon conversion of the Preferred Stock and the Put Shares (as defined in the Agreement) and exercise of the Warrants are collectively referred to herein as the "Shares".
                  ------

     WHEREAS, pursuant to the terms of, and in partial consideration for, the Purchaser's agreement to enter into the Agreement, the Company has agreed to provide the Purchaser with certain registration rights with respect to the Shares;

     NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth herein, the Company and the Purchaser agree as follows:

     1.   Certain Definitions.  As used in this Registration Rights Agreement,
          -------------------
the following terms shall have the following respective meanings. Other terms used herein which are defined in the Agreement shall have the same meanings herein as are set forth for such terms in the Agreement or in the Certificate of Designation.

     "Commission" or "SEC" shall mean the Securities and Exchange Commission or
      ----------      ---
any other federal agency at the time administering the Securities Act.

     "Registrable Securities" shall mean:  (i) Shares issued to the Purchaser or
      ----------------------
its designee upon conversion of the Preferred Stock, Put Shares or upon exercise of the Warrants (including the Preferred Stock, the Put Shares and the Warrants to be sold to the Purchaser on each Closing Date pursuant to the Agreement and upon conversion of the additional Preferred Stock and related Warrants to be sold to the Purchaser in connection with delivery of an "Additional Purchase Notice" pursuant to the Agreement); (ii) any securities into which or for which any such Shares shall have been converted or exchanged pursuant to any recapitalization, reorganization or merger; and (iii) any securities issued with respect to the foregoing pursuant to a stock split or stock dividend; provided however, that Registrable Securities do not include shares which are not "restricted securities" as such term is defined in Rule 144(a)(iii) promulgated under the Securities Act or are freely tradeable without registration under Rule 144(k) promulgated under the Securities Act without volume or manner of sale restrictions.

     The terms "register", "registered" and "registration" shall refer to a
                --------    ----------       ------------
registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

     "Registration Expenses" shall mean all expenses to be incurred by the
      ---------------------
Company in connection with the Purchaser's exercise of its registration rights under this Registration Rights Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

     "Selling Expenses" shall mean all underwriting discounts and selling
      ----------------
commissions, if any, applicable to the sale of such Holder's Registrable Securities and all fees and disbursements of counsel for such Holder.

     "Holder" shall include the Purchaser and any transferee of the Preferred
      ------
Stock, Warrants, Shares or Registrable Securities which have not been sold to the public to whom the registration rights conferred by this Registration Rights Agreement have been transferred in compliance with Section 10 of this Registration Rights Agreement.

     "Holders" shall include each Holder of Registrable Securities under a
      -------
series of registration rights agreements, dated as of the date hereof, entered into between the Company and the Holder thereof.

     "Registration Statement" shall have the meaning set forth in Section 2(a)
      ----------------------
herein.

     "Regulation D" shall mean Regulation D promulgated under the Securities
      ------------
Act, as amended from time to time.

     "Securities Act" shall mean the Securities Act of 1933, as amended from
      --------------
time to time.

     2.   Registration Requirements.  The Company shall file, as promptly as
          ------------ ------------
possible and in any event by the ninetieth (90th) calendar day after the First Closing Date, and use its reasonable best efforts to cause to become effective as promptly as possible, a registration statement on Form S-3 under the Securities Act or, if Form S-3 is not then available, on another appropriate form covering the issuance or the resale of the Registrable Securities, and shall take all action necessary to qualify the Registrable Securities under state "blue sky" laws as hereinafter provided. The Company shall use its reasonable best efforts to effect the registrations contemplated by the foregoing (including, without limitation, the execution of an undertaking to file amendments and post-effective amendments, appropriate qualification under and compliance with applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities
Act) and as would permit or facilitate the sale and distribution of all the Registrable Securities in all states reasonably requested by the Holder for purposes of maximizing the proceeds realizable by the Holder, except that the Company shall not be required in connection therewith or as a condition thereof to qualify as a foreign corporation in any jurisdiction in which it is not otherwise required to be so qualified, except the State of New York (if required in order to satisfy New York blue sky laws), from such sale and distribution. Such best efforts by the Company shall include, without limitation, the following:

          (a) The Company shall file (i) registration statements with the Commission pursuant to Rule 415 under the Securities Act on Form S-3 under the Securities Act and the Company shall use its reasonable best efforts to qualify for the use of such Form (or in the event that the Company is ineligible to use such form, such other form as the Company is eligible to use under the Securities Act) covering all of the Registrable Securities so to be registered (each, a "Registration Statement"); (ii) such blue sky filings as shall be
          ----------------------
reasonably requested to permit such sales, provided, however, that the Company
                                           --------  -------
shall not be required to register the Registrable Securities in any jurisdiction that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any tax in any such jurisdiction where it is not then so subject or require the Company to qualify to do business in any jurisdiction where it is not then so qualified; and (iii) required filings with the National Association of Securities Dealers, Inc. ("NASD") or exchange where the Shares are traded; all as soon as practicable
------
after the date hereof. The Company shall use its best efforts to have the Registration Statement and other filings declared effective as soon thereafter as may be practicable.

          (b) The Company shall enter into such customary agreements (including a customary underwriting agreement with the underwriter or underwriters, if any) and take all such other reasonable actions in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, if the Registrable Securities are to be sold in an underwritten offering, the Company shall:

               (i) make such representations and warranties to the underwriter or underwriters, if any, in form and substance and scope as are customarily made by issuers to underwriters in secondary underwritten offerings;

               (ii) cause to be delivered to the sellers of Registrable Securities and the underwriter or underwriters, if any, opinions of counsel to the Company, dated the effective date (or in the case of an underwritten offering, dated the date of delivery of any Registrable Securities sold pursuant thereto) of the applicable registration statement (which counsel, and opinions (in form, scope and substance), shall be reasonably satisfactory to the managing underwriter or underwriters, if any, and the appointed representative or counsel of the Holder), addressed to the Holder and each underwriter, if any, covering the matters customarily covered in opinions requested in underwritten secondary offerings and, in the case of any underwritten offering, such other matters as may be reasonably requested by the Holder;

               (iii) cause to be delivered, immediately prior to the effectiveness of the applicable Registration Statement (and, in the case of an underwritten offering, at the time of delivery of any Registrable Securities sold pursuant thereto), letters from the Company's independent certified public accountants addressed to the Holder and each underwriter, if any, stating that such accountants are independent public accountants within the meaning of the Securities Act and the applicable published rules and regulations thereunder, and otherwise in customary form and covering such financial and accounting matters as are customarily covered by letters of the independent certified public accountants delivered in connection with underwritten secondary public offerings;

               (iv) if an underwriting agreement is entered into, cause the same to set forth indemnification and contribution provisions and procedures which are no less favorable to the Holder and the Company than those contemplated by Sections 7 and 8 hereof with respect to all parties to be indemnified pursuant to such sections;

               (v) deliver such documents and certificates as may be reasonably requested by the Holder of the Registrable Securities being sold or the managing underwriter or underwriters, if any, to evidence compliance with clause (i) above and with any customary conditions contained in the underwriting agreement, if any, or other agreement entered into by the Company;

the foregoing in this paragraph 2(b) shall be done at each closing under any such underwriting or similar agreement or as and to the extent required thereunder; provided, however, that the Company shall not be required to effect
            --------  -------
an underwritten offering of the Registrable Securities on more than one (1) occasion.

          (c) At least ten (10) business days prior to the anticipated filing thereof with the SEC, the Company shall make available for inspection and review by a representative designated by a majority in interest of the Holders, any underwriter participating in any disposition pursuant to a Registration Statement, and any attorney or accountant retained by such Holder or underwriter, any such registration statement or amendment or supplement or any blue sky, NASD or other filing, all financial and other records, pertinent corporate documents and properties of the Company as they may reasonably request for the purpose, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement; provided, however, that the Holder shall first agree in writing with
           --------  -------
the Company that any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by the Holder and that the Holder will use reasonable efforts to cause its representatives and such other persons so to keep such information confidential, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to Federal securities laws in connection with the filing of any Registration Statement or the use of any prospectus referred to in this Registration Rights Agreement), (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by any such person, (iv) such information becomes available to any such person from a source other than the Company and such source, to the best knowledge of such persons, is not bound by a confidentiality agreement with the Company, or (v) such information was known to or is developed by such persons without reference to such confidential information of the Company. No Registration Statement or amendment thereto will be filed without the prior consent of the Holders of a majority of the outstanding Registrable Securities or their designated representative, which consent shall not be unreasonably withheld.

          (d) The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement(s) and the prospectus(es) used in connection with the Registration Statement(s), which prospectus(es) are to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep the Registration Statement(s) effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement(s) until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement(s). In the event the number of shares available under a Registration Statement filed pursuant to this Agreement is insufficient to cover all of the Registrable Securities, the Company shall amend the Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover all of the Registrable Securities, in each case, as soon as practicable, but in any event within fifteen (15) days after the necessity therefor arises (based on the market price of the Common Stock and other relevant factors on which the Company reasonably elects to rely). The Company shall use its reasonable best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed "insufficient to cover all of the Registrable Securities" if at any time the number of Registrable Securities issued or issuable upon conversion of the Preferred Stock is greater than the quotient determined by dividing (i) the number of shares of Common Stock available for resale under such Registration Statement by (ii) 1.10. For purposes of the calculation set forth in the foregoing sentence, any restrictions on the convertibility of the Preferred Stock shall be disregarded and such calculations shall assume that the Preferred Stock is then convertible into shares of Common Stock at the then prevailing Conversion Rate (as defined in the Certificate of Designation).

     3.   Underwritten Distribution.  If the Holder intends to distribute the
          -------------------------
Registrable Securities covered by a Registration Statement by means of an underwriting, the Holder shall so advise the Company and, within 30 days of the date thereof and without limiting the generality of other provisions hereof, the Company will prepare and file such amendment or amendments to the

Registration Statement and make such other filings as may be necessary or appropriate to effect any such underwritten distribution.

     4.   Multiple Holders.  If there is more than one Holder, such Holders
          ----------------
shall act with respect to their rights under this Registration Rights Agreement according to the vote of a majority-in-interest.

     5.   Expenses of Registration.  All Registration Expenses incurred in
          ------------------------
connection with any registration, qualification or compliance pursuant to this Registration Rights Agreement shall be borne by the Company, and all Selling Expenses shall be borne by the Holder.

     6.   Registration Procedures.  In the case of each registration effected by
          -----------------------
the Company pursuant to this Registration Rights Agreement, the Company will keep the Holder advised in writing as to initiation of each registration and as to the completion thereof. At its expense, the Company will use its best efforts to:

          (a) Keep such registration effective for the period (herein referred to as the "Registration Period") ending (i) when the Holder has completed the
           ------------ ------
distribution of the Registrable Securities described in the registration statement relating thereto, or (ii) the date on which the Registrable Securities are salable pursuant to Rule 144(k) promulgated under the Securities Act, whichever first occurs.

          (b) Furnish such number of prospectuses and other documents incident thereto as the Holder from time to time may reasonably request.

          (c) As promptly as practicable after becoming aware of such event, the Company shall notify each Holder of Registrable Securities in writing of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to each such Holder (or such other number of copies as such Holder may reasonably request). The Company shall also promptly notify each such Holder in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to each Holder by facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

          (d) The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify each Holder who holds Registrable Securities being sold (and, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

     7.   Indemnification.
          ---------------

          (a) Company Indemnity.  To the fullest extent permitted by law, the
              -----------------
Company will indemnify, hold harmless and defend the Holder, each of its officers, directors, partners, employees and agents and each person controlling the Holder within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder, and each underwriter, if any, and each person who controls, within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder, any underwriter, against all claims, losses, damages, penalties, costs and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any registration effected pursuant to this Registration Rights Agreement, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act, the Securities Exchange Act or any state securities law or in either case, any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, and will reimburse the Holder, each of its officers, directors, partners, employees and agents and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any
                             --------
such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission (or alleged untrue statement or omission) based upon written information furnished to the Company by the Holder and stated to be specifically for use therein. The indemnity agreement contained in this Section 7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent will not be unreasonably withheld).

          (b) Holder Indemnity.  The Holder will, if Registrable Securities held
              ----------------
by it are included in a registration statement effected pursuant to this Registration Rights Agreement, indemnify the Company, each of its directors, officers, partners, each person who controls the Company within the meaning of
Section 15 of the Securities Act and the rules and regulations thereunder, each other Holder (if any), and each of their officers, directors and partners, and each person controlling such other Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document incident to any registration of Registrable Securities pursuant to this Registration

Rights Agreement, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such other Holders and their directors, officers and partners or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by the Holder and stated to be specifically for use therein; provided, however, that the
                                               --------  -------
obligations of the Holder shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld). Notwithstanding anything to the contrary in this Section 7, the Holder's liability under this paragraph 7(b) with respect to any particular registration shall be limited to an amount equal to the net proceeds received by the Holder from the Registrable Securities sold by the Holder in such registration. Such indemnity shall remain in full force and effect regardless of any investigation by or on behalf of the Holder and shall survive the transfer of the Registrable Securities by the Holder pursuant to Section 11.

          (c) Procedure.  Each party entitled to indemnification under this
              ---------
Section 7 (the "Indemnified Party") shall give notice to the party required to
                -----------------
provide indemnification (the "Indemnifying Party") promptly after such
                              ------------------
Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim in any litigation resulting therefrom, provided that counsel for the
                                                  --------
Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Parties (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at its own expense, and provided, further, that
                                                        --------  -------
the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section except to the extent that the Indemnifying Party is actually prejudiced by such failure to provide notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of the Indemnified Parties, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to all Indemnified Parties of a release from all liability in respect of such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as any Indemnifying Party may reasonably request in writing.

     8.   Contribution.  If the indemnification provided for in Section 7 herein
          ------------
is unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein, then each such Indemnifying Party, in lieu of indemnifying the Indemnified Parties, shall contribute to the amount paid or payable by such Indemnified Parties as a result of such losses, claims, damages or liabilities (i) as between the Company on the one hand and the Indemnified Parties on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Indemnified Parties on the other hand from the registration of the Registrable Securities, or (ii) if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Indemnified Parties, on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.

     The relative benefits received by the Company on the one hand and the Indemnified Parties on the other hand shall be deemed to be in the same proportion as the proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company from the sale of the Preferred Stock and Warrants by the Company pursuant to the Agreement bear to the gain realized by the Holder in connection with the sale of Registrable Securities by the Holder pursuant to the registration. The relative fault of the Company on the one hand and of the Holder, on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company by the Holder.

     In no event shall the obligation of any Indemnifying Party to contribute under this Section 8 exceed the amount that such Indemnifying Party would have been obligated to pay by way of indemnification if the indemnification provided for under Section 7(a) or 7(b) hereof had been available under the circumstances.

     The Company and the Holder agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Indemnified Parties were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraphs. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraphs shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     9.   Survival.  The indemnity and contribution agreements contained in
          --------
Sections 7 and 8 shall remain operative and in full force and effect regardless of (i) any termination of the Agreement, (ii) any investigation made by or on behalf of any Indemnified Party or by or on behalf of the Company or (iii) the consummation of the sale or successive resales of the Registrable Securities.

     10.  Information By Holder and Any Underwriters.  The Holder shall furnish
          ------------------------------------------
to the Company, within 10 business days of the Company's request therefor, such information regarding the Holder or underwriters, as the case may be, and the distribution proposed by such Holder or underwriters as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Registration Rights Agreement.

     11.  Transfer of Assignment of Registration Rights.  The rights granted to
          ---------------------------------------------
the Holder by the Company under this Registration Rights Agreement, to cause the Company to register Registrable Securities, may be transferred or assigned to a transferee or assignee of any of not less than $250,000 in principal amount of Preferred Stock and/or Warrants (or such lesser principal amount then held by the Holder), provided that the Company is given written notice by the Holder at
             --------
the time of or within a reasonable time after said transfer or assignment, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and provided, further, that the transferee or assignee of such
                 --------  -------
rights is not deemed by the Board of Directors of the Company, in its reasonable judgment, to be a competitor of the Company and provided, further, that the
                                                --------  -------
transferee or assignee of such rights agrees to be bound by this Registration Rights Agreement.

     12.  Miscellaneous.
          -------------

          (a) Entire Agreement; Counterparts.  This Registration Rights
              ------ ---------  ------------
Agreement contains the entire understanding and agreement of the parties with respect to the subject matter hereof, and may not be modified or terminated except by a written agreement signed by both parties. This Registration Rights Agreement may be executed in any number of counterparts.

          (b) Notices.  Any notice or other communication given or permitted
              -------
under this Registration Rights Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or sent by registered or certified mail, return receipt requested, postage prepaid with a copy in each case sent on the same day to the addressee by facsimile, Federal Express or other such expedited means, (a) if to Purchaser, at its address herein above set forth, (b) if to the Company, at its address herein above set forth, (c) if, to a Holder other than the Purchaser, at the address thereof furnished by like notice to the Company, or (d) to any such addressee at such other address or addresses as shall be so furnished to the other parties hereto by like notice.

          (c) Gender of Terms.  All terms used herein shall be deemed to include
              ---------------
the feminine and the neuter, and the singular and the plural, as the context requires.

          (d) Governing Law; Consent of Jurisdiction.  This Registration Rights
              --------------------------------------
Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of laws thereof. Each of the Company and the Purchaser (i) hereby irrevocably submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York for the purposes of any suit, action or proceeding arising out of or relating to this Registration Rights Agreement and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Purchaser consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Registration Rights Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this paragraph shall affect or limit any right to serve process in any other manner permitted by law.

          (e) Title.  The titles used in this Registration Rights Agreement are
              -----
used for convenience only and are not to be considered in construing or interpreting this Registration Rights Agreement.

          (f) Amendments.  Neither this Registration Rights Agreement nor any
              ----------
term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and a majority of the Holders. Any amendment to this Registration Rights Agreement signed by a majority of the Holders shall be binding on all the Holders.

        [The remainder of this page has intentionally been left blank.]

     IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date first above written.

                              INVESTOR:

                              [________________________________]


                              By:__________________________
                              Name:________________________
                              Title:_______________________


                              BORLAND INTERNATIONAL, INC.


                              By:__________________________
                              Name:________________________
                              Title:_______________________